AMENDMENT NO. 1
TO
LOAN AND SECURITY AGREEMENT
AND
COLLATERAL DOCUMENTS

    This Amendment No. 1 is made this ____ day of February 2023, to that certain Loan and Security Agreement executed the 28th of February 2020 (hereinafter referred to, as amended, as the "Agreement") and the Collateral Documents (as therein defined) by and between Mitsubishi HC Capital America, Inc., f/k/a Hitachi Capital America Corp., a Delaware corporation, having offices at 2701 Cambridge Court, Suite 325, Auburn Hills, Michigan 48326 (hereinafter referred to as "MHCA"), and and Inuvo, Inc., a Nevada corporation (“Inuvo Borrower”), whose principal address and chief executed office is located at 500 President Clinton Avenue, Suite 300, Little Rock, Arkansas 72201, Validclick, Inc., a Missouri corporation (“Validclick Borrower”), whose principal address and chief executed office is located at 500 President Clinton Avenue, Suite 300, Little Rock, Arkansas 72201, Alot, Inc., a Delaware corporation (“Alot Borrower”), whose principal address and chief executed office is located at 500 President Clinton Avenue, Suite 300, Little Rock, Arkansas 72201, Vertro, Inc., a Delaware corporation (“Vertro Borrower”),whose principal address and chief executed office is located at 500 President Clinton Avenue, Suite 300, Little Rock, Arkansas 72201, Bonfire Publishing Group, LLC, a Florida limited liability company (“Bonfire Borrower”) whose principal address and chief executed office is located at 500 President Clinton Avenue, Suite 300, Little Rock, Arkansas 72201, Southern Muse Media, LLC, a Florida limited liability company (“Southern Borrower”) whose principal address and chief executed office is located at 500 President Clinton Avenue, Suite 300, Little Rock, Arkansas 72201, Think Relevant Media, LLC, an Arkansas limited liability company (“Think Borrower”), whose principal address and chief executed office is located at 500 President Clinton Avenue, Suite 300, Little Rock, Arkansas 72201, Kowabunga Marketing, Inc., a Michigan corporation (“Kowabunga Borrower”) whose principal address and chief executed office is located at 500 President Clinton Avenue, Suite 300, Little Rock, Arkansas 72201 and Netseer, Inc., a Nevada corporation ("Netseer Borrower" and together with Inuvo Borrower, Validclick Borrower, Alot Borrower, Vertro Borrower, Bonfire Borrower, Southern Borrower, Think Borrower and Kowabunga Borrower, the “Borrowers”) whose principal address and chief executed office is located at 500 President Clinton Avenue, Suite 300, Little Rock, Arkansas 72201.

RECITALS

    A.    The parties hereto have executed the Agreement and Collateral Documents;

    B.    Borrowers and others are indebted and/or obligated to MHCA without offset or deduction pursuant to the Agreement and the Collateral Documents all of which are in full force and effect; and

    C.    Borrowers, MHCA, and others, as herein required, desire to modify and amend certain terms, conditions, covenants, and obligations contained in the Agreement and the Collateral Documents, including, without limitation to changes to interest rate and the line of credit loan base.

        In consideration of the mutual promises, covenants, modifications, and agreements hereinafter made, the parties hereto agree as follows:

    1.    INCORPORATION BY REFERENCE:

        All definitions and terms used in the Agreement and the Collateral Documents are hereby incorporated in this Amendment No. 1.

    2.    AMENDMENT AND MODIFICATION TO AGREEMENT AND COLLATERAL DOCUMENTS:

    A.    Paragraph 1.10 of the Agreement is hereby deleted in its entirety, and in lieu thereof, the following is inserted:

1.10"Eligible Account Receivable” shall mean each Account of Borrowers arising in the ordinary course of business and represented by an invoice of any of the Borrowers, which invoice is due and owing to any of the Borrowers, is free of any dispute and which invoice shall have all conditions precedent thereto completely fulfilled. Excluded from an Eligible Account Receivable is any Account which meets any of the following:

(a)any Account that is unpaid more than ninety (90) days after the date of the invoice;

(b)any Account which does not comply with the warranties set forth in Section 7.10;

(c)any Account in which the Account Debtor is a parent, subsidiary, or an affiliate of Borrowers, including each of the Borrowers; and

(d)all Accounts in excess of the lesser of thirty percent (30%) of the total outstanding Accounts of Borrowers or $3,000,000.00;

(e)all Accounts due from any one Account Debtor which MHCA determines to be in excess of an acceptable percentage of the total outstanding Accounts of Borrowers;

(f)all Accounts due from any Account Debtor from whom twenty-five (25%) percent or more of the total accounts of said Account Debtor remain unpaid more than ninety (90) days after the date of the invoice;

(g)any Account in which the Account Debtor is the United States government, unless the transaction is in compliance with the Assignment of Claims Act of 1940, or any foreign government, non-United States company, or a United States company located outside of the United States;

(h)any Account arising as a result of a sale to the Account Debtor on a bill-and-hold, guaranteed sale, C.O.D., sale-and-return, sale-on-approval, consignment, or any other situation where payment by the account debtor may be conditional;

(i)any Account which is a contra account, including but not limited to, any Account from an Account Debtor who is also any of the Borrowers' creditor or supplier, to the extent of the amount owing by Borrowers to the Account Debtor;

(j)any Account subject to third party lien rights, including but not limited to builder’s trust fund or mechanics liens; or

(k)any Account or Account Debtor that is unacceptable to MHCA in its sole discretion.

    B.    Paragraph 1.11 of the Agreement is hereby deleted in its entirety.

    C.    Paragraph 1.16 of the Agreement is hereby deleted in its entirety, and in lieu thereof, the following is inserted:

1.16    "Line of Credit Loan Base” shall mean a dollar amount equal to EIGHTY PERCENT (80%) of the aggregate Eligible Accounts Receivable. Provided however, that the Line of Credit Loan Base shall increase to EIGHTY-FIVE PERCENT (85%) of the aggregate Eligible Accounts Receivable once dilution, defined as the difference between the gross amount of invoices and the cash actually collected for such invoices, for the trailing 12-month average is less than seven percent per the corresponding field audits.

The Line of Credit Loan Base shall be computed daily. Ineligible Accounts Receivable are generally to be determined once per month based on the most recent Accounts Receivable Aging Report and Accounts Payable Aging Report but may be determined more frequently in MHCA’s sole discretion.

    D.    Paragraph 2.2(a) of the Agreement is hereby deleted in its entirety, and in lieu thereof, the following is inserted:

2.2    (a)    Interest Rate: The interest rate for the Loan shall be at a per annum rate equal to one and three quarters percent (1.75%) in excess of the WSJ Prime Rate. The interest rate shall change with each change in the WSJ Prime Rate.

    E.    Paragraph 2.3 of the Agreement is hereby deleted in its entirety, and in lieu thereof, the following is inserted:

2.3    Commitment Fee: Borrowers will pay to MHCA a non-refundable annual Commitment Fee in the amount of TEN THOUSAND AND 00/100 DOLLARS ($10,000) on each anniversary of this Amendment, which fee has been fully earned by MHCA. If the Borrower terminates this Agreement the any unpaid Commitment Fee shall be due and payable.

    F.    Paragraph 2.5 of the Agreement is hereby deleted in its entirety, and in lieu thereof, the following is inserted:

2.5    Unused Line Fee: Borrowers shall pay to MHCA a quarterly service charge of TWO TENTHS OF ONE PERCENT (0.20%) on the monthly average unused amount of the Maximum Commitment from the preceding month as an unused line fee (the "Unused Fee") commencing on the first (1st) day of March 2023 and continuing on the first (1st) day of each month thereafter until Borrower has no Indebtedness outstanding and this Agreement is terminated as provided herein.

    G.    Paragraph 2.8 of the Agreement is hereby deleted in its entirety, and in lieu thereof, the following is inserted:

2.8    Exit Fee: If the Indebtedness is paid with outside funds before February 28, 2024, then Borrowers shall pay to MHCA a fee equal to one percent (1%) of the Maximum Commitment. If the indebtedness is paid after February 28, 2024, but before February 28, 2025, Borrower shall pay to MHCA a fee equal to one half of one percent (0.5%) of the Maximum Commitment. Provided however that if MHCA demands payment in full prior no such exit fee shall be incurred.
    H.    Paragraph 8.7 of the Agreement is hereby deleted in its entirety, and in lieu thereof, the following is inserted:

8.7    Payment of Expenses: Pay, on demand, all pre-closing expenses incurred by MHCA in consummating this Agreement and the Collateral Documents, including reasonable attorneys' fees. Pay Interest on the date when due and any and all post-closing expenses or fees, on demand, that may arise or relate to this Agreement, the Collateral Documents or the Borrowers, including, but not limited to, reasonable attorneys' fees, unused line fees, monthly UCC and tax searches, due diligence fees, late reporting fees and closing fees.

    I.    Paragraph 8.12 of the Agreement is hereby deleted in its entirety, and in lieu thereof, the following is inserted:

    8.12    Financial Covenants: Maintain a Tangible Net Worth at all times not less than One Hundred Fifty Thousand Dollars ($150,000) through December 31, 2023. Beginning January 1, 2024, the minimum Tangible Net Worth shall increase by $150,000 each calendar quarter until the loan is terminated.

    3.    AMENDMENT FEE: Borrowers shall pay to MHCA a fee (“Amendment Fee”) in the amount of Ten Thousand Dollars ($10,000) for the issuance of this Amendment, which fee has been fully earned by MHCA.

    4.    DOCUMENTATION FEE: Borrowers shall pay to MHCA a fee (“Documentation Fee”) in the amount of Five Hundred Dollars ($500) for the issuance of this Amendment, which fee has been fully earned by MHCA.

    5.    NO WAIVER:

        Borrowers hereby acknowledge that the execution of this Amendment No. 1 shall not constitute a waiver or cure of any Default, whether matured or otherwise, if any, that has heretofore or does now exist under the Agreement or any Collateral Document. By execution of this amendment, MHCA shall not be deemed to have waived any of its rights or remedies under the Agreement or any Collateral Document.

    6.    SURVIVAL, REAFFIRMATION, AND NO DEFENSES:

        Each signatory hereto, by execution hereof, respectively agrees, in all capacities in which each signatory has executed the Agreement or any of the Collateral Documents as follows:

        A.    That, except as herein expressly modified or amended, all terms, conditions, covenants, representations, and warranties contained in the Agreement and/or Collateral Documents are true and correct, continue to be satisfied in all respects and are legal, valid, and binding obligations in full force and effect. The undersigned hereby ratify, agree to, and confirm that the Agreement and the Collateral Documents are in full force and effect, enforceable in accordance with their terms and are the binding obligations of the parties bound thereunder.

        B.    That payment of the Indebtedness is the valid obligation of Borrowers and Guarantors and, as of the date hereof, Borrowers and Guarantors have absolutely no defenses, claims, rights of set-off or counterclaims against MHCA or the payment of the Indebtedness or the performance of Borrowers’ obligations under the Agreement and/or any Collateral Document. This Amendment No. 5 shall not impair the rights, remedies and Collateral given in the Agreement and the Collateral Documents.

        C.    That the liability of the undersigned howsoever arising or provided for in the Agreement and the Collateral Documents is hereby reaffirmed.

    7.    CONFIRMATION OF LIEN UPON COLLATERAL. The Borrowers acknowledge and agree that the obligations of the Borrowers and the Indebtedness are secured by a first lien on the Collateral (as defined in the Agreement) and that the Loan and Security Agreement dated February 28, 2020, constitutes a valid, legal, and binding agreement and obligation of the Borrowers. The Collateral is and shall remain subject to and encumbered by the lien, charge, and encumbrance of the Security Agreement and the Agreement, and nothing herein contained shall affect or be construed to affect the lien or encumbrance created by the Security Agreement or the Agreement.

    8.    NO ORAL MODIFICATION. This Amendment No. 1 may only be altered or modified by written instrument duly executed by Borrowers and MHCA.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first appearing above.

INUVO BORROWER:                VALIDCLICK BORROWER:

INUVO, INC.                    VALIDCLICK, INC.
a Nevada corporation                a Missouri corporation

By:    __________________________        By:    __________________________
    Richard K. Howe                Richard K. Howe
Its:    Chief Executive Officer            Its:    Chief Executive Officer

STATE OF ARKANSAS
COUNTY OF

I HEREBY CERTIFY that on the _____ day of February, 2023 before me, an officer duly qualified to take acknowledgments, personally appeared Richard K. Howe, as Chief Executive Officer of Inuvo, Inc., to me known to be the person described in and who executed the foregoing instrument and acknowledged before me that he executed the same.

                                Notary Public, State of Arkansas
My Commission Expires:

STATE OF ARKANSAS
COUNTY OF

I HEREBY CERTIFY that on the _____ day of February, 2023 before me, an officer duly qualified to take acknowledgments, personally appeared Richard K. Howe, as Chief Executive Officer of Validclick, Inc., to me known to be the person described in and who executed the foregoing instrument and acknowledged before me that he executed the same.

                                Notary Public, State of Arkansas
My Commission Expires:

[SIGNATURED CONTINUED ON THE FOLLOWING PAGE]

[SIGNATURED CONTINUED FROM THE PREVIOUS PAGE]

ALOT    BORROWER:                    VERTRO BORROWER:

ALOT, INC.                        VERTRO, INC.
a Delaware corporation                a Delaware corporation

By:    __________________________        By:    __________________________
    Richard K. Howe                    Richard K. Howe
Its:    Chief Executive Officer                Its:    Chief Executive Officer

STATE OF ARKANSAS
COUNTY OF

I HEREBY CERTIFY that on the _____ day of February, 2023 before me, an officer duly qualified to take acknowledgments, personally appeared Richard K. Howe, as Chief Executive Officer of Alot, Inc., to me known to be the person described in and who executed the foregoing instrument and acknowledged before me that he executed the same.

                                Notary Public, State of Arkansas
My Commission Expires:

STATE OF ARKANSAS
COUNTY OF

I HEREBY CERTIFY that on the _____ day of February, 2023 before me, an officer duly qualified to take acknowledgments, personally appeared Richard K. Howe, as Chief Executive Officer of Vertro, Inc., to me known to be the person described in and who executed the foregoing instrument and acknowledged before me that he executed the same.

                                Notary Public, State of Arkansas
My Commission Expires:

[SIGNATURED CONTINUED ON THE FOLLOWING PAGE]

[SIGNATURED CONTINUED FROM THE PREVIOUS PAGE]

BONFIRE BORROWER:                SOUTHERN BORROWER:

BONFIRE PUBLISHING GROUP, LLC        SOUTHERN MUSE MEDIA, LLC
a Florida limited liability company        a Florida limited liability company

By:    INUVO, INC.                    By:    INUVO, INC.
Its:    Manager                    Its:    Manager

By:    ______________________            By:    ______________________
        Richard K. Howe                    Richard K. Howe
    Its:    Chief Executive Officer                Its:    Chief Executive Officer

STATE OF ARKANSAS
COUNTY OF

I HEREBY CERTIFY that on the _____ day of February, 2023 before me, an officer duly qualified to take acknowledgments, personally appeared Richard K. Howe, as Chief Executive Officer of Inuvo, Inc., the sole member of Bonfire Publishing Group, LLC, to me known to be the person described in and who executed the foregoing instrument and acknowledged before me that he executed the same.

                                Notary Public, State of Arkansas
My Commission Expires:

STATE OF ARKANSAS
COUNTY OF

I HEREBY CERTIFY that on the _____ day of February, 2023 before me, an officer duly qualified to take acknowledgments, personally appeared Richard K. Howe, as Chief Executive Officer of Inuvo, Inc., the sole member of Southern Muse Media, LLC, to me known to be the person described in and who executed the foregoing instrument and acknowledged before me that he executed the same.

                                Notary Public, State of Arkansas
My Commission Expires:

[SIGNATURED CONTINUED ON THE FOLLOWING PAGE]

[SIGNATURED CONTINUED FROM THE PREVIOUS PAGE]

KOWABUNGA BORROWER:            NETSEER BORROWER:

KOWABUNGA MARKETING, INC.            NETSEER, INC.
a Michigan corporation                a Nevada corporation

By:    __________________________        By:    __________________________
    Richard K. Howe                    Richard K. Howe
Its:    Chief Executive Officer                Its:    Chief Executive Officer

STATE OF ARKANSAS
COUNTY OF

I HEREBY CERTIFY that on the _____ day of February, 2023 before me, an officer duly qualified to take acknowledgments, personally appeared Richard K. Howe, as Chief Executive Officer of Kowabunga Marketing, Inc., to me known to be the person described in and who executed the foregoing instrument and acknowledged before me that he executed the same.

                                Notary Public, State of Arkansas
My Commission Expires:

STATE OF ARKANSAS
COUNTY OF

I HEREBY CERTIFY that on the _____ day of February, 2023 before me, an officer duly qualified to take acknowledgments, personally appeared Richard K. Howe, as Chief Executive Officer of Netseer, Inc., to me known to be the person described in and who executed the foregoing instrument and acknowledged before me that he executed the same.

                                Notary Public, State of Arkansas
My Commission Expires:

[SIGNATURED CONTINUED ON THE FOLLOWING PAGE]

[SIGNATURED CONTINUED FROM THE PREVIOUS PAGE]

THINK BORROWER:

THINK RELEVANT MEDIA, LLC
an Arkansas limited liability company

By:    INUVO, INC.
Its:    Manager
By:    ______________________
        Richard K. Howe
    Its:    Chief Executive Officer

STATE OF ARKANSAS
COUNTY OF

I HEREBY CERTIFY that on the _____ day of February, 2023 before me, an officer duly qualified to take acknowledgments, personally appeared Richard K. Howe, as Chief Executive Officer of Inuvo, Inc., the sole member of Think Relevant Media, LLC, to me known to be the person described in and who executed the foregoing instrument and acknowledged before me that he executed the same.

                                Notary Public, State of Arkansas
My Commission Expires:

MHCA:

MITSUBISHI HC CAPITAL AMERICA, INC.,
F/K/A HITACHI CAPITAL AMERICA CORP.
A Delaware corporation

By:    __________________________
    Michael A. Semanco
Its:    Division President